UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12

OptiNose, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 23, 2025, OptNose, Inc. made the following communications in connection with its pending transaction with Paratek Pharmaceuticals, Inc.

Email From Ramy to All Colleagues

Subject: Integration Update following Joint-ELT Meeting

April 23, 2025

Friends,

Please see attached Integration Planning Update from Randy Brenner,  Paratek’s Chief Development and Regulatory Officer and Integration Lead.

Email to Optinose Employees

Subject: Integration Update following Joint-ELT Meeting

Body:

Dear Optinose Team,

Last week, the executive leadership teams from Optinose and Paratek met in person for a dedicated session to review the ongoing integration planning and our alignment on the path forward. It was an incredibly valuable conversation—and a terrific opportunity for our leadership to learn more about the remarkable work you have done in bringing XHANCE® to patients.

We also met with a number of leaders and individuals within the organization and were deeply impressed by everyone’s commitment to advancing care for those with chronic rhinosinusitis, and by the dedication it took to achieve regulatory success, label expansion, and commercial impact. Your work has laid a strong foundation, and we look forward to further building upon this in the months ahead.

As is noted in the Proxy filing submitted by Optinose, the shareholder meeting to vote on this merger is scheduled for May 16, 2025. We now anticipate closing this transaction on or around May 21, 2025, subject to customary closing conditions, including approval by Optinose shareholders and receipt of the necessary regulatory clearances.

Over the last several weeks, members from both companies have been connecting regularly, as part of integration planning, to learn more about your processes, systems, history, and future commitments. We thank everyone for your openness to our questions and the professionalism and collaboration you have shown in every discussion and request. It is important to know that thoughtful planning is underway to support the organization and employees through the next phase.

At the close of the transaction, beyond certain transitions at the Executive Team level, we do not anticipate any immediate changes impacting Optinose business operations or day-to-day roles. A key component of integration planning is focused on maintaining stability and continuity throughout this transition with future updates to be shared as the process evolves.

The two companies remain in the pre-close phase. Therefore, we continue to operate as separate organizations, and it is business as usual for both teams.

You have our ongoing commitment to continue to provide updates throughout the integration process as we are able. Thank you again for your continued focus and efforts, and for the collaboration with our teams. If you have any questions, please send them to globalteamcallquestions@optinose.com.

We will work with the Optinose team to answer your questions through Frequently Asked Questions documents.

Best regards,

Randy Brenner

Paratek Integration Lead

Chief Development and Regulatory Officer

Paratek Pharmaceuticals

******

Forward-Looking Statements

This communication, and any documents to which the Company refers in this communication, contain not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “forecast,” “expect,” “believe,” “will,” “intend,” “plan,” and words of similar substance. Such forward-looking statements include the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Such forward-looking statements are subject to risks and uncertainties that could cause actual results or performance to differ materially from those expressed in or contemplated by the forward-looking statements, including the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as whether the stockholders of the Company will approve the acquisition; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iv) risks relating to the achievement of the milestones necessary for the payment of any contingent value rights; (v) disruption from the pending Merger making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies; (vi) risk related to the pending Merger diverting the Company management’s attention from the ongoing business operations of its business; (vii) negative effects of the announcement of the Merger or the consummation of the Merger on the market price of the Company’s common stock and on the Company’s operating results; (viii) significant transaction costs; (ix) unknown liabilities; (x) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the Merger; and (xi) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaims any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, on April 15, 2025, the Company filed a definitive proxy statement, and has filed and may file other materials relating to the proposed transaction with the SEC. Beginning on April 16, 2025, the Company mailed the definitive proxy statement to its stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other related documents that the Company files with the SEC at the SEC’s website at www.sec.gov, and on the Company’s website at www.optinose.com and clicking on the “Investors” link and then clicking on the “SEC Filings” link. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to OptiNose, Inc., Corporate Secretary, 777 Township Line Road, Suite 300, Yardley, PA 19067, telephone: (267) 364-3500.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 26, 2024. Additional information regarding the interests of the Company’s directors and executive officers in the proposed transaction is included in the proxy statement described above. These documents are available free of charge at the SEC’s website at www.sec.gov and the Company’s website at www.optinose.com.